                                                                       EXHIBIT 1

                             JOINT FILING AGREEMENT

      This JOINT FILING AGREEMENT, dated as of March 16, 2007, is made by and between Drawbridge Special Opportunities GP LLC, Drawbridge Special
Opportunities Advisors LLC, Fortress Principal Investment Holdings IV LLC,
Fortress Investment Group LLC, Drawbridge Special Opportunities Fund LP,
Fortress Operating Entity I LP, Drawbridge Special Opportunities Fund Ltd.,
Drawbridge OSO Securities LLC, Drawbridge DSO Securities LLC, FIG LLC and FIG
Corp. Each of the above are collectively referred to herein as the "Parties" and each individually as a "Party." Pursuant to Rule 13d-1(k)(1)(iii) promulgated under the Securities Exchange Act of 1934, as amended, the Parties hereby acknowledge and agree that Schedule 13G is filed on behalf of each such Party and that all subsequent amendments to the Statement on Schedule 13G shall be filed on behalf of each of the Parties without the necessity of filing additional joint acquisition statements. The Parties hereby acknowledge that each Party shall be responsible for timely filing of such amendments, and for the completeness and accuracy of the information concerning such Party contained therein, but shall not be responsible for the completeness and accuracy of the information concerning any other Party, except to the extent that such Party knows or has reason to believe that such information is inaccurate.

                            [signature pages follow]

IN WITNESS WHEREOF, the Parties hereto have executed this Joint Filing Agreement as of the day and year first above written.

                                   DRAWBRIDGE SPECIAL OPPORTUNITIES
                                   FUND LP

                                   By: DRAWBRIDGE SPECIAL OPPORTUNITIES GP LLC
                                         its general partner

                                   By:   /s/ Glenn Cummins
                                         ---------------------------------------
                                         Name:  Glenn Cummins
                                         Title: Authorized Signatory

                                   DRAWBRIDGE SPECIAL OPPORTUNITIES
                                   GP LLC

                                   By:   /s/ Glenn Cummins
                                         ---------------------------------------
                                         Name:  Glenn Cummins
                                         Title: Authorized Signatory

                                   FORTRESS PRINCIPAL INVESTMENT
                                   HOLDINGS IV LLC

                                   By:   /s/ Randal A. Nardone
                                         ---------------------------------------
                                         Name:  Randal A. Nardone
                                         Title: Authorized Signatory

                                   DRAWBRIDGE SPECIAL OPPORTUNITIES
                                   ADVISORS LLC

                                   By:   /s/ Glenn Cummins
                                         ---------------------------------------
                                         Name:  Glenn Cummins
                                         Title: Authorized Signatory

                                   FORTRESS INVESTMENT GROUP LLC

                                   By:   /s/ Randal A. Nardone
                                         ---------------------------------------
                                         Name:  Randal A. Nardone
                                         Title: Authorized Signatory

                                   FORTRESS OPERATING ENTITY I LP

                                   By: FIG CORP.
                                         its general partner

                                   By:   /s/ Randal A. Nardone
                                         ---------------------------------------
                                         Name:  Randal A. Nardone
                                         Title: Authorized Signatory

                                   DRAWBRIDGE SPECIAL OPPORTUNITIES FUND LTD.

                                   By:   /s/ Glenn Cummins
                                         ---------------------------------------
                                         Name:  Glenn Cummins
                                         Title: Authorized Signatory

                                   FIG LLC

                                   By:   /s/ Randal A. Nardone
                                         ---------------------------------------
                                         Name:  Randal A. Nardone
                                         Title: Authorized Signatory

                                   FORTRESS OPERATING ENTITY I LP

                                   By: FIG CORP.
                                         its general partner

                                   By:   /s/ Randal A. Nardone
                                         ---------------------------------------
                                         Name:  Randal A. Nardone
                                         Title: Authorized Signatory

                                   FIG CORP.

                                   By:   /s/ Randal A. Nardone
                                         ---------------------------------------
                                         Name:  Randal A. Nardone
                                         Title: Authorized Signatory

                                   DRAWBRIDGE OSO SECURITIES LLC

                                   By:   /s/ Glenn Cummins
                                         ---------------------------------------
                                         Name:  Glenn Cummins
                                         Title: Authorized Signatory

                                   DRAWBRIDGE DSO SECURITIES LLC

                                   By:   /s/ Glenn Cummins
                                         ---------------------------------------
                                         Name:  Glenn Cummins
                                         Title: Authorized Signatory